UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 28, 2006
Discover Card Master Trust I
(Exact name of registrant as specified in charter)
Discover Bank
(as sponsor and depositor under the Amended and Restated Pooling and Servicing Agreement, dated as of
November 3, 2004, as amended, providing for the issuance of Credit Card Pass-Through Certificates)

Delaware	0-23108	51-0020270

(State of Organization)	(Commission File Number)	(IRS Employer Identification No.)

c/o Discover Bank 12 Read’s Way New Castle, Delaware	19720

(Address of principal executive offices)	(Zip Code)
Registrant’s Telephone Number, including area code: (302) 323-7434
Former name or former address, if changed since last report: Not Applicable
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into Material Definitive Agreements
     On September 26, 2006, Discover entered into a Terms Agreement, dated as of September 26, 2006, with Morgan Stanley & Co. Incorporated, Deutsche Bank Securities Inc., RBC Capital Markets Corporation, Calyon Securities (USA) Inc., and Wells Fargo Securities, LLC, (the “Terms Agreement”), with respect to the issuance of (1) $500,000,000 aggregate principal amount of Series 2006-3 Floating Rate Class A Credit Card Pass-Through Certificates and (2) $26,316,000 aggregate principal amount of Series 2006-3 Floating Rate Class B Credit Card Pass-Through Certificates of Discover Card Master Trust I. A copy of the Terms Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 8.01. Other Events
     Series 2006-3. On September 28, 2006, the registrant made available to investors a prospectus supplement, dated September 26, 2006, and prospectus, dated September 26, 2006, with respect to the issuance of the Series 2006-3 Certificates, pursuant to the Pooling and Servicing Agreement, and the Series Supplement for Series 2006-3, to be dated as of October 3, 2006, between Discover Bank, as Master Servicer, Servicer and Seller, and U.S. Bank National Association, as Trustee. A copy of the prospectus and prospectus supplement is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
     In connection with the issuance of Series 2006-3, Latham & Watkins LLP, counsel to Discover and the Trust, has delivered (i) an opinion to Discover (as originator of the Trust), dated September 28, 2006, regarding the legality of the Series 2006-3 Certificates upon issuance and sale thereof on October 3, 2006; and (ii) an opinion to Discover (as originator of the Trust), dated September 28, 2006, as to certain federal tax matters concerning the Series 2006-3 Certificates. A copy of the opinion as to legality is filed as Exhibit 5.1, and the opinion as to certain tax matters is filed as Exhibit 8.1 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01	Exhibits

Exhibit No.	Description	Page

Exhibit 1.1	Terms Agreement, dated as of September 26, 2006, between Discover Bank and Morgan Stanley & Co. Inc., Deutsche Bank Securities Inc., RBC Capital Markets Corp., Calyon Securities (USA) Inc., and Wells Fargo Securities, LLC

Exhibit 5.1	Opinion of Latham & Watkins LLP

Exhibit 8.1	Opinion of Latham & Watkins LLP as to certain federal tax matters concerning the Class A and Class B Certificates of Series 2006-3

Exhibit 23.1	Consent of Latham & Watkins LLP (included in Exhibit 5.1)

Exhibit 99.1	Prospectus, dated September 26, 2006, and Prospectus Supplement, dated September 26, 2006, with respect to the Floating Rate Class A Credit Card Pass-Through Certificates and the Floating Rate Class B Credit Card Pass-Through Certificates of Discover Card Master Trust I, Series 2006-3

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Discover Card Master Trust I (Registrant)
	By:	Discover Bank
(Depositor)

Date: September 28, 2006		By:	/s/ Michael F. Rickert
Michael F. Rickert
Vice President, Chief Accounting Officer and Treasurer

INDEX TO EXHIBITS

Exhibit No.	Description	Page

Exhibit 1.1	Terms Agreement, dated as of September 26, 2006, between Discover Bank and Morgan Stanley & Co. Inc., Deutsche Bank Securities Inc., RBC Capital Markets Corp., Calyon Securities (USA) Inc., and Wells Fargo Securities, LLC

Exhibit 5.1	Opinion of Latham & Watkins LLP

Exhibit 8.1	Opinion of Latham & Watkins LLP as to certain federal tax matters concerning the Class A and Class B Certificates of Series 2006-3

Exhibit 23.1	Consent of Latham & Watkins LLP (included in Exhibit 5.1)

Exhibit 99.1	Prospectus, dated September 26, 2006, and Prospectus Supplement, dated September 26, 2006, with respect to the Floating Rate Class A Credit Card Pass-Through Certificates and the Floating Rate Class B Credit Card Pass-Through Certificates of Discover Card Master Trust I, Series 2006-3